Exibit 10.9

                         INTELLIGENT CONTROLS, INC.
                      1994 EMPLOYEE STOCK PURCHASE PLAN

                        (As amended January 1, 1996)

      1. Purpose. The purpose of this Plan is to encourage eligible employees to become shareholders in the Company and to afford them an opportunity to share in the profits and growth of the Company.

      2. Definitions. As used in this Plan, the following words and phrases wherever capitalized shall have the following meanings, unless the context clearly indicates that a different meaning is intended:

            (a) "Acceptance Date" shall mean the date fixed by the Board by which Employees may accept Options.

            (b) "Board" shall mean the Board of Directors of the Company; provided, however, that the Board may delegate any of its functions under the Plan to a committee composed of members of the Board.

            (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

            (d) "Common Stock" shall mean Common Stock, no par value, of the Company.

            (e) "Compensation" shall mean the base salary or wages, exclusive of overtime pay, bonuses and incentive compensation paid to an Employee of the Company.

            (f)  "Company" shall mean Intelligent Controls, Inc.

            (g) "Employee" shall mean an individual employed by the Company.

            (h) "Employee Stock Purchase Plan" shall mean a plan described in Section 423 of the Code.

            (i) "Exercise Date" shall mean the date fixed by the Board on which Options may be exercised.

            (j) "Offering Date" shall mean the date fixed by the Board on which Options are offered.

            (k)  "Option" shall mean a stock option granted under this Plan.

            (l) "Option Agreement" shall mean a written instrument executed by an Employee which specifies the terms and restrictions of an Option.

            (m) "Option Period" shall mean the period commencing on the Withholding Date and ending on the Exercise Date with respect to any Option.

            (n) "Plan" shall mean the Intelligent Controls, Inc. 1994 Employee Stock Purchase Plan.

            (o) "Share" shall mean a share of Common Stock of the Company, as adjusted in accordance with Section 11.

            (p) "Withholding Date" shall mean the date fixed by the Board as of which withholding of an Employee's Compensation shall commence under the Plan.

      3. Administration. The Plan shall be administered by the Board. The Board shall have the authority to administer the Plan, including the following powers which shall be exercised in accordance with the terms of the Plan:

            (i) to determine from time to time the fair market value of the Shares, taking into account such factors as the Board in good faith finds to be appropriate, such determinations to be binding upon the Company and Employees for purposes of the Plan;

            (ii) to fix the Offering Date, Acceptance Date and Exercise Date with respect to each offering of Options under the Plan;

            (iii) to fix the aggregate number of Shares which may be issued under Options offered as of each Offering Date, provided the maximum number of Shares which may be issued under Options granted under the Plan shall not exceed the limitation set forth in Section 4;

            (iv) to determine the range of percentage of Compensation that an Employee may have withheld during an Option Period;

            (v) to determine which Employees have satisfied the eligibility requirements set forth in Section 5;

            (vi) to determine the terms and restrictions of each offering of Options;

            (vii)  to make adjustments in accordance with Section 11;

            (viii) to prescribe, amend and rescind rules and regulations relating to the Plan;

            (ix) to interpret the Plan and make all other determinations deemed necessary or advisable for the administration of the Plan. Any such determination made by the Board in good faith shall be binding on the Company and each Employee.

      The Board may authorize any member thereof to execute all instruments required in the administration of the Plan and such instruments may be executed by facsimile signature.

      4. Stock Subject to the Plan. Subject to the provisions of Section 11, the maximum aggregate number of Shares which may be issued under Options granted under the Plan shall be 75,000 Shares. In the event that any Option granted under the Plan expires or terminates for any reason without having been exercised in full, the Shares subject to, but not issued under, such Option shall become available for other Options, unless the Plan shall have been terminated.

       5.  Eligibility.

            (a) Term of Employment. An Employee shall be eligible to participate in an offering of Options only if such Employee has been employed by the Company for a period of six months prior to the Offering Date. Options shall be granted only to Employees who are employed for more than twenty hours per week.

            (b) Limitation on Stock Ownership. An Employee shall not be granted an Option if such Employee, immediately after the Option is granted, owns stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company. For purposes of applying the percentage limitation of the preceding sentence, the rules of Section 425(d) of the Code shall apply in determining the stock ownership of an individual, and stock which such Employee may purchase under outstanding options shall be treated as stock owned by such Employee.

            (c) Limit on Grants. An Employee shall not be granted an Option which permits his or her rights to purchase stock under all Employee Stock Purchase Plans of the Company to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time such Option is granted) for each calendar year in which such Option is outstanding at any time. For purposes of this subsection:

                  (i) The right to purchase stock under an option accrues when the option (or any portion thereof) first becomes exercisable during the calendar year;

                  (ii) The right to purchase stock under an option accrues at the rate provided in the option, but in no case may such rate exceed $25,000 of fair market value of such stock (determined at the time such option is granted) for any one calendar year;

                  (iii) A right to purchase stock which has accrued under one option granted pursuant to the Plan may not be carried over to any other option.

      6.  Granting of Options.

            (a) Employee Rights. All Employees granted Options shall have the same rights and privileges, except that the amount of stock which may be purchased by Employees under the Options may bear a uniform relationship to Compensation.

            (b) Offering Date. Following the effective date, the Board shall fix an initial Offering Date. From time to time thereafter, but not more frequently than once during any three month period, the Board may fix additional Offering Dates.

            (c) Offers. On each Offering Date, the Board shall offer Options by furnishing each eligible Employee with an Option Agreement and such other documents as it shall deem advisable. Each Option Agreement shall include the following:

                  (i) the percentages of the Employee's Compensation which may be withheld during the Option Period to be used to purchase Shares upon the exercise of an Option;

                  (ii)  the option price;

                  (iii)  the Acceptance Date;

                  (iv)  the Withholding Date;

                  (v)  the Exercise Date;

                  (vi) the time and the manner in which an Option may be exercised;

                  (vii) such other terms and restrictions, consistent with the terms of the Plan, as may be determined by the Board.

            (d) Option Price. The option price for Shares to be issued under any Option shall be fixed by the Board, provided the option price shall not be less than the lesser of (i) 85% of the fair market value of the Shares at the time the Options are granted or (ii) an amount which is not less than 85% of the fair market value of the Shares on the Exercise Date. The fair market value of the Shares to be issued under any Option shall be determined in accordance with the requirements of Section 423(b)(6) of the Code and the regulations issued thereunder. [amended January 1, 1996]

            (e) Acceptance. Each Employee may accept an offer only in such manner as the Board shall prescribe in the Option Agreement. Any offer not accepted by the Acceptance Date shall expire thereon.

      Each Employee who accepts an offer, as a condition thereof, shall designate the percentage of his or her Compensation to be withheld each payroll period during the Option Period, provided that the percentage designated shall be consistent with the terms of the Option Agreement. Amounts withheld from Employees shall be retained as general assets of the Company, to be applied by it in accordance with the Plan. The Company shall maintain records of the amounts withheld and shall credit such amounts with interest, if any, at such rate as shall be prescribed in the Option Agreements.

      An Employee may not increase or decrease the percentage of Compensation designated to be withheld, but may terminate withholding at such time and in such manner as prescribed in the Option Agreement. An Employee who terminates withholding may, subject to the provisions of Sections 8 through 10, elect to have the Company either (i) retain some or all of the amounts plus interest, if any, previously withheld, or (ii) return such amounts plus interest, if any, to the Employee. Such election shall be made when the Employee terminates withholding. If an Employee has the Company retain amounts previously withheld, such Employee's Option shall continue, but may be exercised only to the extent of such amounts, plus any interest credited thereon. Alternatively, if an Employee elects to withdraw all such amounts, such Employee's Option shall expire as of the date of such election.

            (f) Non-Transferability of Options. Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Employee, only by such Employee.

      7. Exercise of Options. Each Employee may exercise an Option at such time and in such manner as the Board shall prescribe in the Option Agreement, provided an Option cannot be exercised after the expiration of twenty-seven months from the date such Option is granted. Any Option not exercised by the Exercise Date shall expire thereon.

            (a) Number of Shares Purchased. As of the Exercise Date, the Board shall apply the amounts withheld from each Employee who exercises an Option, plus any interest credited thereon, toward the purchase of (i) the maximum number of whole Shares determined by dividing such amounts, plus any interest, by the option price per Share; or (ii) such lesser number of whole Shares specified by the Employee at the time of exercise. Only amounts withheld during the Option Period, plus any interest thereon, may be used to purchase Shares. The amounts withheld, plus any interest, not used to purchase Shares shall be paid to the Employee in a lump sum in accordance with the Option Agreement.

            (b) Limitation on Exercise. If as of any Exercise Date Employees exercise Options for Shares the aggregate number of which exceeds the aggregate number of Shares remaining which may be issued under Options in accordance with the limitations contained in Section 3(iii) or 4, then each Employee shall receive that number of Shares determined by multiplying the number of Shares for which such Employee exercised an Option by a fraction, the numerator of which is the aggregate number of Shares remaining which may be issued in accordance with Section 3(iii) or 4 (as the case may be) and the denominator of which is the aggregate number of Shares for which all Employees exercised Options as of such Exercise Date. Employees shall not, however, be permitted to purchase fractional Shares. The number of Shares which each Employee may purchase shall be rounded down to the nearest whole Share.

            (c) Accrual of Shareholder Rights. Until the date of issuance of Shares, as recorded on the books of the Company, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to Options, notwithstanding the exercise thereof. No adjustment shall be made for a dividend or other shareholder rights if the record date therefor is prior to the date Shares are issued, except as provided in Section 11. Stock certificates for Shares purchased by the exercise of Options shall be issued by the Company as soon as practicable after the Exercise Date.

      8. Termination of Employment. In the event an Employee ceases to be employed by the Company, and is no longer employed by it, for any reason other than disability or death, any Option granted to such Employee shall expire on the date of termination. If an Option expires under this Section, the amounts withheld, plus any interest, shall be paid to the Employee in a lump sum as prescribed in the Option Agreement and the Employee shall have no further rights under the Plan.

      9. Disability. In the event an Employee who is disabled ceases to be employed by the Company and is no longer employed by it, such Employee may exercise an Option at any time within the three month period following termination of employment, but not later than the Exercise Date, provided such exercise shall be limited to the maximum number of whole Shares determined by dividing the amounts withheld prior to termination, plus any interest, by the option price per Share. The amounts withheld, plus any interest, not used to purchase Shares shall be paid to the disabled Employee in a lump sum in accordance with the Option Agreement. An Employee is disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months. However, an Employee shall not be considered disabled unless he or she furnishes proof of the existence thereof in such form and manner, and at such times, as the Board may require.

      10. Death. In the event an Employee dies while in the employ of the Company, an Option granted to such Employee may be exercised on the Exercise Date by such Employee's personal representative or by such other person or persons to whom such Employee's rights pass by will or by the laws of descent and distribution, provided such exercise shall not exceed the maximum number of whole Shares determined by dividing the amounts withheld prior to such Employee's death, plus any interest, by the option price per Share. The amounts withheld, plus any interest, not used to purchase Shares shall be paid in a lump sum to the Employee's personal representative or to such person or persons to whom such Employee's rights pass by will or by the laws of descent and distribution.

      11. Adjustments. If the number of Shares outstanding changes as a result of a stock split or stock dividend, the number of Shares to be issued under Options and the option price per Share shall be proportionately adjusted by the Board so as to comply with Section 423 of the Code. In the event of a merger or consolidation in which the Company is the surviving corporation, or the acquisition by the Company of property or stock of an acquired corporation, or any reorganization, the number and class of Shares to be issued under Options and the option price per Share shall be adjusted by the Board so as to comply with Sections 423 and 425 of the Code. A merger or consolidation in which the Company is not the surviving corporation shall terminate all Options, provided that each Employee shall have the right to exercise outstanding Options immediately prior to the effective date of such merger or consolidation, provided such exercise shall be limited to the maximum number of whole Shares determined by dividing the amounts withheld prior to the record date therefor, plus any interest, by the option price per Share.

      12.  Amendment and Termination.

            (a) Amendment. The Board, without further approval of the shareholders of the Company, may amend the Plan from time to time in such respects as the Board may deem advisable, provided that no amendment shall become effective prior to approval of the shareholders of the Company which:

                  (i) increases the maximum number of Shares for which Options may be granted; or

                  (ii) changes the provisions relating to Employees eligible to receive Options under the Plan.

            (b) Termination. The Board, without further approval of the shareholders of the Company, may at any time terminate the Plan.

            (c) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if the Plan had not been amended or terminated.

      13. Effective Date. The Plan shall be effective as of January 1, 1994, subject however to approval by the shareholders of the Company on or before the first Exercise Date or December 31, 1994, whichever is earlier.

      14.  Miscellaneous.

            (a) Employment. The granting of an Option to an Employee shall not give the Employee any right to be retained in the employ of the Company or any subsidiary thereof.

            (b) Headings. The section headings are included solely for convenience and shall in no event affect, or be used in connection with, the interpretation of the Plan.